U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):   JANUARY 31, 1999
                                                 -----------------------



 PERFORMANCE ASSET MANAGEMENT FUND III, LTD., A CALIFORNIA LIMITED PARTNERSHIP
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             (Exact name of registrant as specified in its charter)


            CALIFORNIA           0-28764               33-0526128
            ----------           --------           -------------------
         (State or other        (Commission          (I.R.S. Employer
           Jurisdiction         File Number)        Identification No.)
         of incorporation)


     222 SOUTH HARBOR BLVD., SUITE 400
           ANAHEIM, CALIFORNIA                           92805
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   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:    (714) 502-3780
                                                   ---------------------


         4100 NEWPORT PLACE, SUITE 400, NEWPORT BEACH, CALIFORNIA 92660
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

As previously reported to the Commission, on December 23, 1998, Performance Asset Management Fund III, Ltd., a California limited partnership (the "Company"), filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Code"). The filing was made in the United States Bankruptcy Court for the Central District of California (the "Court") in Case No. SA 98-27040-RA.

On February 4, 2002, six entities, including the Company, emerged from their cases under Chapter 11 of the Bankruptcy Code pursuant to a plan of reorganization by transferring their assets and liabilities to one entity named Performance Capital Management, LLC ("PCM"). Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended, PCM is the successor reporting issuer to the Company. PCM's filings with the Commission may be accessed through the Commission's web site, www.sec.gov.
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On December 30, 1998, the Court appointed a Trustee to administer the Company and its affairs during the bankruptcy proceeding.

The Company filed monthly reports with the Court pursuant to Rule 2015 under the United States Bankruptcy Code for the months of January 1999 through January 2002 (the "Monthly Reports"). During the bankruptcy proceeding, the Trustee did not file the Monthly Reports with the Commission. PCM recently requested and received copies of the Monthly Reports from the Trustee, copies of which are attached hereto as exhibits. Copies of any bank statements originally filed with the Bankruptcy Court as part of the Monthly Reports have been omitted from Exhibits 99.1 through 99.37.

As the successor reporting issuer, PCM is filing the Monthly Reports attached hereto as Exhibits 99.1 to 99.37 in order to fill gaps in the public disclosure records of the Company. PCM believes it has accurately retrieved true and correct copies of the Monthly Reports filed by the Trustee. PCM did not participate in the preparation of the Monthly Reports, makes no representation concerning their content or accuracy and expressly disclaims any responsibility for their content or accuracy. PCM cautions readers not to place undue reliance upon the information contained in the Monthly Reports. The Monthly Reports contain information that has not been audited or reviewed by independent accountants, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Monthly Reports are complete. The information in the Monthly Reports is not indicative of PCM's financial condition or operating results for future periods. PCM does not undertake any obligation to update or revise the Monthly Reports.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits.

    Exhibit
    Number     Description
    ------     -----------

     99.1 Monthly Reports of Performance Asset Management Fund III, Ltd. for January 1999

     99.2 Monthly Reports of Performance Asset Management Fund III, Ltd. for February 1999

     99.3 Monthly Reports of Performance Asset Management Fund III, Ltd. for March 1999

     99.4 Monthly Reports of Performance Asset Management Fund III, Ltd. for April 1999

     99.5 Monthly Reports of Performance Asset Management Fund III, Ltd. for May 1999

     99.6 Monthly Reports of Performance Asset Management Fund III, Ltd. for June 1999

     99.7 Monthly Reports of Performance Asset Management Fund III, Ltd. for July 1999

     99.8 Monthly Reports of Performance Asset Management Fund III, Ltd. for August 1999

     99.9 Monthly Reports of Performance Asset Management Fund III, Ltd. for September 1999

     99.10 Monthly Reports of Performance Asset Management Fund III, Ltd. for October 1999

     99.11 Monthly Reports of Performance Asset Management Fund III, Ltd. for November 1999

     99.12 Monthly Reports of Performance Asset Management Fund III, Ltd. for December 1999

     99.13 Monthly Reports of Performance Asset Management Fund III, Ltd. for January 2000

     99.14 Monthly Reports of Performance Asset Management Fund III, Ltd. for February 2000

     99.15 Monthly Reports of Performance Asset Management Fund III, Ltd. for March 2000

     99.16 Monthly Reports of Performance Asset Management Fund III, Ltd. for April 2000

     99.17 Monthly Reports of Performance Asset Management Fund III, Ltd. for May 2000

     99.18 Monthly Reports of Performance Asset Management Fund III, Ltd. for June 2000

     99.19 Monthly Reports of Performance Asset Management Fund III, Ltd. for July 2000

     99.20 Monthly Reports of Performance Asset Management Fund III, Ltd. for August 2000

     99.21 Monthly Reports of Performance Asset Management Fund III, Ltd. for September 2000

     99.22 Monthly Reports of Performance Asset Management Fund III, Ltd. for October 2000

     99.23 Monthly Reports of Performance Asset Management Fund III, Ltd. for November 2000

     99.24 Monthly Reports of Performance Asset Management Fund III, Ltd. for December 2000

     99.25 Monthly Reports of Performance Asset Management Fund III, Ltd. for January 2001

     99.26 Monthly Reports of Performance Asset Management Fund III, Ltd. for February 2001

     99.27 Monthly Reports of Performance Asset Management Fund III, Ltd. for March 2001

     99.28 Monthly Reports of Performance Asset Management Fund III, Ltd. for April 2001

     99.29 Monthly Reports of Performance Asset Management Fund III, Ltd. for May 2001

     99.30 Monthly Reports of Performance Asset Management Fund III, Ltd. for June 2001

     99.31 Monthly Reports of Performance Asset Management Fund III, Ltd. for July 2001

     99.32 Monthly Reports of Performance Asset Management Fund III, Ltd. for August 2001

     99.33 Monthly Reports of Performance Asset Management Fund III, Ltd. for September 2001

     99.34 Monthly Reports of Performance Asset Management Fund III, Ltd. for October 2001

     99.35 Monthly Reports of Performance Asset Management Fund III, Ltd. for November 2001

     99.36 Monthly Reports of Performance Asset Management Fund III, Ltd. for December 2001

     99.37 Monthly Reports of Performance Asset Management Fund III, Ltd. for January 2002



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  PERFORMANCE ASSET MANAGEMENT FUND III, LTD.

                                  By PERFORMANCE CAPITAL MANAGEMENT, LLC,
                                  Its Successor Reporting Issuer



   April 23, 2003                   By:  /s/ David J. Caldwell
--------------------                   -------------------------------------
       (Date)                            Name:  David J. Caldwell
                                              ------------------------------
                                          Its:  Chief Operating Officer
                                              ------------------------------

                                  EXHIBIT INDEX


Exhibit
Number     Description
------     -----------

99.1 Monthly Reports of Performance Asset Management Fund III, Ltd. for January 1999

99.2 Monthly Reports of Performance Asset Management Fund III, Ltd. for February 1999

99.3      Monthly  Reports  of  Performance Asset Management Fund III, Ltd.
          for  March  1999

99.4      Monthly  Reports  of  Performance Asset Management Fund III, Ltd.
          for  April  1999

99.5      Monthly  Reports  of  Performance Asset Management Fund III, Ltd.
          for  May  1999

99.6      Monthly  Reports  of  Performance Asset Management Fund III, Ltd.
          for  June  1999

99.7      Monthly  Reports  of  Performance Asset Management Fund III, Ltd.
          for  July  1999

99.8 Monthly Reports of Performance Asset Management Fund III, Ltd. for August 1999

99.9 Monthly Reports of Performance Asset Management Fund III, Ltd. for September 1999

99.10 Monthly Reports of Performance Asset Management Fund III, Ltd. for October 1999

99.11 Monthly Reports of Performance Asset Management Fund III, Ltd. for November 1999

99.12 Monthly Reports of Performance Asset Management Fund III, Ltd. for December 1999

99.13 Monthly Reports of Performance Asset Management Fund III, Ltd. for January 2000

99.14 Monthly Reports of Performance Asset Management Fund III, Ltd. for February 2000

99.15     Monthly  Reports  of  Performance Asset Management Fund III, Ltd.
               for  March  2000

99.16 Monthly Reports of Performance Asset Management Fund III, Ltd. for April 2000

99.17     Monthly  Reports  of  Performance Asset Management Fund III, Ltd.
          for  May  2000

99.18     Monthly  Reports  of  Performance Asset Management Fund III, Ltd.
          for  June  2000

99.19     Monthly  Reports  of  Performance Asset Management Fund III, Ltd.
          for  July  2000

99.20 Monthly Reports of Performance Asset Management Fund III, Ltd. for August 2000

99.21 Monthly Reports of Performance Asset Management Fund III, Ltd. for September 2000

99.22 Monthly Reports of Performance Asset Management Fund III, Ltd. for October 2000

99.23 Monthly Reports of Performance Asset Management Fund III, Ltd. for November 2000

99.24 Monthly Reports of Performance Asset Management Fund III, Ltd. for December 2000

99.25 Monthly Reports of Performance Asset Management Fund III, Ltd. for January 2001

99.26 Monthly Reports of Performance Asset Management Fund III, Ltd. for February 2001

99.27 Monthly Reports of Performance Asset Management Fund III, Ltd. for March 2001

99.28 Monthly Reports of Performance Asset Management Fund III, Ltd. for April 2001

99.29     Monthly  Reports  of  Performance Asset Management Fund III, Ltd.
          for  May  2001

99.30     Monthly  Reports  of  Performance Asset Management Fund III, Ltd.
          for  June  2001

99.31     Monthly  Reports  of  Performance Asset Management Fund III, Ltd.
          for  July  2001

99.32 Monthly Reports of Performance Asset Management Fund III, Ltd. for August 2001

99.33 Monthly Reports of Performance Asset Management Fund III, Ltd. for September 2001

99.34 Monthly Reports of Performance Asset Management Fund III, Ltd. for October 2001

99.35 Monthly Reports of Performance Asset Management Fund III, Ltd. for November 2001

99.36 Monthly Reports of Performance Asset Management Fund III, Ltd. for December 2001

99.37 Monthly Reports of Performance Asset Management Fund III, Ltd. for January 2002